UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2011

SPECTRUMDNA, INC.
(Exact name of registrant as specified in its charter)

Commission file number 333-148883

Delaware	20-4880377
(State or other jurisdiction	(I.R.S. Employer
of incorporation or	Identification No.)
organization)

1781 Sidewinder Drive, Suite 201
P.O. Box 682798
Park City, Utah	84068
(Address of principal	(Zip Code)
executive offices)

Registrant’s  telephone number, including area code:    (435) 658-1349

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant.

(a)           Effective as of February 9, 2011, SpectrumDNA, Inc. (the “Company”) dismissed Chisholm, Bierwolf, Nilson, and Morrill LLC (“CBNM”) as the principal independent accountants of the Company.  The decision to dismiss CBNM as the Company’s principal independent accountants was approved by the Company’s Board of Directors.  The dismissal was due to the fact that CBNM informed the Company of the pending revocation of CBNM’s registration with the Public Company Accounting Oversight Board.

The reports of CBNM on the Company’s financial statements for either the past two years did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except that CBNM’s opinion on the financial statements for the years ended December 31, 2009 and 2008 included an explanatory paragraph describing substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no reportable events as defined in Item 304(a)(1)(v) of  Regulation S-K.

The Company has requested CBNM to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.  A copy of that letter, dated February 15, 2011, is filed as Exhibit 16.1 to this Form 8-K.

(b)           Effective as of February 9, 2011, the Company engaged HJ & Associates, L.L.C. (“HJ & Associates”), as its principal independent accountants to audit the financial statements of the Company for the year ended December 31. 2010.  The decision to engage HJ & Associates as the Company’s principal independent accountants was approved by the Company’s Board of Directors.

During the two most recent fiscal years and any subsequent period prior to engaging HJ & Associates, the Company has not consulted with HJ & Associates regarding either: (i) application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that HJ & Associates concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01                       Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

Exhibits:	Page

16.1 Letter of Chisholm, Bierwolf, Nilson, and Morrill LLC, dated February 15, 2011	4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUMDNA, INC.
(Registrant)

Dated: February 15, 2011	By:	/s/ James A. Banister
James A. Banister,
Chief Executive Officer